EXHIBIT 10.12(a)

                              KEEBLER FOODS COMPANY

                      NON-QUALIFIED STOCK OPTION AGREEMENT


                  THIS AGREEMENT, dated as of ________________, ______, is made by and between KEEBLER FOODS COMPANY, a Delaware corporation hereinafter referred to as the "Company," and ______________________, an employee of the Company or a Subsidiary (as defined below) of the Company, hereinafter referred to as "Optionee."

                  WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.01 par value Common Shares ("Common Stock");

                  WHEREAS, the Company wishes to issue the options described herein in accordance with the Plan (as hereinafter defined), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

                  WHEREAS, the Committee (as hereinafter defined), appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Non-Qualified Options provided for herein to the Optionee as an incentive for increased efforts during his term of office with the Company or its Subsidiaries and has advised the Company hereof and instructed the undersigned officers to issue said Options;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1 - CAUSE

                  "Cause" shall mean an act of or acts of dishonesty, moral turpitude or willful misconduct, which act or acts were intended to result in substantial personal enrichment at the expense of the Company or any of its Subsidiaries or Affiliates which have a material adverse effect on the business or reputation of the Company or any of its Subsidiaries or Affiliates.

SECTION 1.2 - CODE

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.3 - COMMITTEE

                  "Committee" shall mean the Compensation Committee of the Board of Directors of the Company.

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SECTION 1.4 - GOOD REASON

                  "Good Reason" shall mean:

         (i) (A) the assignment to the Optionee of any duties inconsistent in any material adverse respect with the Optionee's authority, duties or responsibilities either as contemplated by any Employment Agreement or as existing on the date hereof, or (B) any other action by the Company which results in a material diminishment in such authority, duties or responsibilities, other than action or inaction which is remedied by the Company within 15 days after receipt of written notice thereof given by the Optionee;

         (ii) any failure by the Company to comply with any of his duties described in any Employment Agreement, other than any failure which is remedied by the Company within 15 days after receipt of written notice thereof given by the Optionee;

         (iii) if any Employment Agreement exists, any purported termination by the Company of the Optionee's employment otherwise than as permitted by said Employment Agreement;

         (iv) any reduction in the total potential annual compensation of the Optionee, consisting of base salary or potential bonus (but not including diminution in bonus as a consequence of economic performance of the Company);

         (v) an adverse change in employee benefits other than a change which results from an amendment or alteration of the Company's employee benefit plans which affect its salaried employees generally.

SECTION 1.5 - GRANT DATE

                  "Grant Date" shall mean the date on which the Options provided for in this Agreement were granted.

SECTION 1.6 - OPTIONS

                  "Options" shall mean the non-qualified options to purchase Common Stock granted under this Agreement.

SECTION 1.7 - PERMANENT DISABILITY

                  The Optionee shall be deemed to have a "Permanent Disability" if the Optionee is unable to engage in the activities required by the Optionee's job by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months (in each case,

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as determined in good faith by a majority of the Board of Directors of the
Company, which determination shall be conclusive).

SECTION 1.8 - PERSON

                  "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

SECTION 1.9 - PLAN

                  "Plan" shall mean the Keebler Foods Company 1998 Omnibus Stock Incentive Plan.

SECTION 1.10 - PRONOUNS

                  The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

SECTION 1.11 - RETIREMENT

                  "Retirement" shall mean retirement at age 65 or over (or such other age as may be approved by the Board of Directors of the Company) after having been employed by the Company or a Subsidiary for at least three years after the date hereof.

SECTION 1.12 - SECRETARY

                  "Secretary" shall mean the Secretary of the Company.

Any other terms which are capitalized in this Agreement shall have the meaning given to them in the Plan.


                                   ARTICLE II

                                GRANT OF OPTIONS

SECTION 2.1 - GRANT OF OPTIONS

                  For good and valuable consideration, on and as of the date hereof, the Company irrevocably grants to the Optionee an Option to purchase any part or all of an aggregate of the number of shares set forth with respect to such Option on the signature page hereof of its $.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

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SECTION 2.2 - EXERCISE PRICE

                  The exercise price of the shares of stock covered by the Options shall be $______ per share without commission or other charge, which is understood to be the fair market value of a share of the Company's stock as of the Grant Date.

SECTION 2.3 - CONSIDERATION TO THE COMPANY

                  In consideration of the granting of these Options by the Company, the Optionee agrees to render faithful and efficient services to the Company or a Subsidiary with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to terminate the employment of the Optionee at any time for any reason whatsoever, with or without cause.

SECTION 2.4 - ADJUSTMENTS IN OPTIONS

                  Subject to Section 11 of the Plan, in the event that the outstanding shares of the stock subject to an Option are, from time to time, changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of an event or transaction described in said Section 11, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares or other consideration as to which such Option, or portions thereof then unexercised, shall be exercisable. Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.


                                   ARTICLE III

SECTION 3.1 - COMMENCEMENT OF EXERCISABILITY

                  (a) All of the Options granted in this Agreement shall become exercisable no later than the fifth anniversary of the Grant Date (the "Automatic Vesting Date"). Said Options shall remain exercisable for a period of thirty (30) days from the Automatic Vesting Date (provided, however, that the 30-day exercise period shall not include any days during which the Optionee is prohibited from selling Common Stock as a result of Company policy or regulations promulgated under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended), unless they previously became exercisable pursuant to the provisions of subparagraph (b) below, in which event they shall continue to be exercisable according to the provisions of said paragraph.

                  (b) On the last day of any period of twenty (20) consecutive trading days, after the Grant Date, during which the average of the Market Value per Share of the Common Stock equals or exceeds the Target Value indicated below, prior to the fifth anniversary of the Grant Date, the corresponding percentage of the total Options granted under this

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         Agreement shall become immediately exercisable and shall continue to be exercisable until the tenth anniversary of the Grant Date:


                                         AGGREGATE PERCENTAGE OF
                                        OPTIONS GRANTED HEREUNDER
                    TARGET VALUE          WHICH ARE EXERCISABLE

                       $ 36.00                     33 1/3%
                       $ 42.00                     66 2/3%
                       $ 48.00                        100%

                  (c) Notwithstanding the foregoing, no Option shall become exercisable as to any additional shares of Common Stock following the termination of employment of the Optionee by the Company and its Subsidiaries for any reason other than a termination of employment because of retirement (as described below) death or Permanent Disability of the Optionee, and any Option (other than as provided in the next succeeding sentence) which is non-exercisable as of the Optionee's termination of employment shall be immediately canceled. In the event of a Change in Control, or in the event of a termination of employment because of such death or Permanent Disability, any such Options shall become immediately exercisable.

                      In the event of termination of employment for normal or delayed retirement pursuant to the terms of any tax-qualified defined benefit retirement plan maintained by the Company in which the Optionee participates (a "Pension Plan"), the Option will become exercisable as to the same proportion of the then unexercisable shares as is represented by the number of months which has elapsed since the Date of Grant compared with sixty months. In the event the Optionee's employment terminates (other than for reasons described above) after he is eligible for early retirement under the provisions of a Pension Plan, the Committee may determine whether any additional share will become exercisable, but in the absence of such a determination, the Option as to any such additional shares will be canceled upon said termination of employment.

SECTION 3.2 - EXPIRATION OF OPTIONS

                  The Options may not be exercised to any extent by the Optionee after the first to occur of the following events:

                  (a) The tenth anniversary of the Grant Date;

                  (b) The second anniversary of the date of the Optionee's termination of employment by reason of normal, early or delayed retirement pursuant to any Pension Plan benefit, or death or Permanent Disability;

                  (c) The date of an Optionee's termination of employment by the Company for Cause; or
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                  (d) The date of an Optionee's voluntary termination of
         employment other than for Good Reason; or

                  (e) The date ninety (90) days after termination of the Optionee's employment by the Company other than for Cause or by the Optionee for Good Reason;

                  (f) To the extent practicable, at least ten (10) days prior to the effective date of a Change in Control, the Committee shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.2.


                                   ARTICLE IV

                               EXERCISE OF OPTION

SECTION 4.1 - PERSON ELIGIBLE TO EXERCISE

                  During the lifetime of the Optionee, only (i) he, or (ii) a member of his immediate or charitable organization Family to whom he has transferred the Option in accordance with the provisions of Section 10(c) of the Plan, may exercise an Option or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when an Option becomes unexercisable under Section 3.2, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution, or by the family member or charitable organization to whom such a transfer may have been made as permitted by the Plan.

SECTION 4.2 - PARTIAL EXERCISE

                  Any exercisable portion of an Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under
Section 3.2; provided, however, that any partial exercise shall be for whole shares of Common Stock only.

SECTION 4.3 - MANNER OF EXERCISE

                  An Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or his office all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

                  (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

                  (b) Full payment (in cash, by check, through the exchange of previously acquired shares which have been owned by the Optionee for no less than six (6) months,

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         subject to the Committee's approval, or by a combination thereof) for the shares with respect to which such Option or portion thereof is exercised;

                  (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them exact as may be permitted under the Securities Act of 1933, as amended (the "Act"), and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage expense or liability resulting to the Company if any sale or distribution of share by such person is contrary to the representation and agreement referred to above; PROVIDED, HOWEVER, that the Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations;

                  (d) Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option, or other satisfactory arrangement, with respect thereto, which may include relinquishment of a portion of the Option; and

                  (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the option.

Without limiting the generality of the foregoing, the Committee may require an option of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an Option does not violate the Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein. The written representation and agreement referred to in subsection (c) above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect to such shares.

SECTION 4.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

                  The shares of stock deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of an Option or portion thereof prior to fulfillment of all of the following conditions:
                  (a) The obtaining of approval of other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

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                  (b) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

SECTION 4.5 - RIGHTS AS STOCKHOLDER

                  The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificate representing such shares have been issued by the Company to such holder.


                                    ARTICLE V

                                  MISCELLANEOUS

SECTION 5.1 - ADMINISTRATION

                  The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options. In its absolute discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

SECTION 5.2 - OPTIONS NOT TRANSFERABLE

                  Neither the Options nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution, nor transfers which are permitted by Section 10(c) of the Plan.

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SECTION 5.3 - SHARES TO BE RESERVED

                  The Company shall at all times during the term of the Options reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

SECTION 5.4 - NOTICES

                  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 5.5 - TITLES

                  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 5.6 - APPLICABILITY OF PLAN

                  The Options and the shares of Common Stock issued to the Optionee upon exercise of the Options shall be subject to all of the terms and provisions of the Plan, to the extent applicable to the Options and such shares. In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

SECTION 5.7 - AMENDMENT

                  This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

SECTION 5.8 - GOVERNING LAW

                  The laws of the State of Delaware was govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of laws.

SECTION 5.9 - JURISDICTION

                  Any suit, action or proceeding against the Optionee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Delaware as the Company may elect in its sole

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discretion, and the Optionee hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment.
The Optionee hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of Delaware and the Optionee hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                          KEEBLER FOODS COMPANY

                                          By:
                                              ------------------------------

                                          Its:         VICE PRESIDENT
                                              ------------------------------


(Typed Name)                              Aggregate number of shares of
                                          Common Stock for which the Option
                                          granted hereunder is exercisable:

-----------------------------------
Signature

-----------------------------------
(Street Address)

-----------------------------------
(City/State/ZIP Code)


Optionee's Social Security Number:


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